UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

We previously reported, in a Form 8-K filed on August 30, 2018, that on August 29, 2018, (i) Alexandria Real Estate Equities, Inc. (the “Company”) and its subsidiary Alexandria Real Estate Equities, L.P. entered into an escrow agreement (the “Revolver Escrow Agreement”) with Bank of America, N.A., as administrative agent, certain lenders, and Arnold & Porter Kaye Scholer LLP, as escrow agent (the “Escrow Agent”), pursuant to which the Company and the other parties to the Sixth Amended and Restated Credit Agreement (the “Amended Credit Agreement”) submitted their signature pages to the Amended Credit Agreement to be held by the Escrow Agent in escrow; and (ii) the Company and its subsidiary Alexandria Real Estate Equities, L.P. entered into an escrow agreement (the “Term Escrow Agreement”; together with the Revolver Escrow Agreement, the “Escrow Agreements”) with Citibank, N.A., as administrative agent, certain lenders, and Shearman & Sterling LLP, as escrow agent (the “2024 Unsecured Senior Bank Term Loan Escrow Agent”), pursuant to which the Company and the other parties to the Fourth Amended and Restated Term Loan Agreement (the “2024 Unsecured Senior Bank Term Loan”) submitted their signature pages to the 2024 Unsecured Senior Bank Term Loan to be held by the 2024 Unsecured Senior Bank Term Loan Escrow Agent in escrow.

The terms and conditions of each of the above-described Escrow Agreements were satisfied on September 28, 2018, and on that date, each of the Amended Credit Agreement and the 2024 Unsecured Senior Bank Term Loan was deemed executed and became effective. The terms of such agreements were unchanged from those anticipated in the Form 8-K filed on August 30, 2018, and are summarized below.

Sixth Amended and Restated Credit Agreement
The Amended Credit Agreement amends and restates the Company’s Fifth Amended and Restated Credit Agreement dated July 29, 2016. Bank of America, N.A. serves as administrative agent; Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., Citibank, N.A., and Goldman Sachs Bank USA serve as joint lead arrangers; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., and Citibank, N.A. serve as joint bookrunners, under the Amended Credit Agreement. The Amended Credit Agreement provides for, among other things, a $2.20 billion unsecured senior revolving credit facility (the “Revolving Credit Facility”) and an accordion option to increase aggregate commitments under the Amended Credit Agreement by up to an additional $300 million. Borrowings under the Revolving Credit Facility will bear interest at a “Eurocurrency Rate,” “LIBOR Daily Floating Rate,” or “Base Rate” specified in the Amended Credit Agreement, plus, in any case, a margin specified in the Amended Credit Agreement. The margin at closing applicable to loans based on the Eurocurrency Rate is 0.825%.

The Amended Credit Agreement extends the maturity date for the Revolving Credit Facility to January 28, 2024, provided that the Company exercises its rights to extend the maturity date twice by an additional six months for each exercise upon the satisfaction of certain conditions. Among other things, the Amended Credit Agreement also modifies the applicable interest rate margins in respect of the loans under the Revolving Credit Facility, increases the dollar thresholds for certain events of default, adjusts certain financial covenants, and removes the maximum unsecured leverage ratio requirement.
Amended and Restated Unsecured Senior Bank Term Loan Agreement
The 2024 Unsecured Senior Bank Term Loan amends and restates the Company’s Third Amended and Restated Term Loan Agreement dated as of June 30, 2015 (as amended prior to the date hereof), with Citibank, N.A., as administrative agent; Citibank, N.A., RBC Capital Markets, and The Bank of Nova Scotia, as joint lead arrangers and joint book running managers; and certain financial institutions party thereto as lenders. As of September 28, 2018, the principal amount outstanding under such facility was $350 million (the “Unsecured Senior Bank Term Loan”).
The 2024 Unsecured Senior Bank Term Loan, among other things, modifies the applicable interest rate margins in respect of the Unsecured Senior Bank Term Loan, increases the dollar thresholds for certain events of default, adjusts certain financial covenants, removes the maximum unsecured leverage ratio requirement, and makes certain other changes to conform to those contained in the Amended Credit Agreement. The 2024 Unsecured Senior Bank Term Loan also extends the maturity date to January 28, 2024.
Affiliates of lenders under the Amended Credit Agreement and the 2024 Unsecured Senior Bank Term Loan have, from time to time, performed, and may in the future perform, various financial advisory, investment banking, and general financing services for the Company.

The foregoing summaries of the Amended Credit Agreement and the 2024 Unsecured Senior Bank Term Loan do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Credit Agreement and the 2024 Unsecured Senior Bank Term Loan, copies of which will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2018.
Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 is incorporated herein by reference.
Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “goals,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, the factors described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

October 2, 2018	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Co-President and Chief Financial Officer
(Principal Financial Officer)